================================================================================


                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                   ----------


                                    FORM 8-K



                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                   ----------


       Date of Report (Date of earliest event reported): October 18, 2001


                             SOUTHWEST AIRLINES CO.
             (Exact name of registrant as specified in its charter)

            TEXAS                         1-7259                 74-1563240
(State or other jurisdiction            (Commission           (I.R.S. employee
      of incorporation)                file number)          identification no.)


                                 P.O. Box 36611
                              2702 Love Field Drive
                            Dallas, Texas 75235-1611
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

        Registrant's telephone number, include area code: (214) 792-4000


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

Item 7. Financial Statements and Exhibits.

         The following documents are being filed in connection with, and incorporated by reference into, the Registration Statement of Southwest Airlines Co. ("Southwest" or the "Registrant") on Form S-3 (File No. 333-71392), as declared effective on October 15, 2001, relating to Pass Through Certificates, Series 2001-1.

Exhibits

Exhibit 1.3       -        Underwriting Agreement, dated October 18, 2001, among
                           Southwest and the Underwriters relating to the issuance of Pass Through Certificates, Series 2001-1.

Exhibit 4.3       -        Form of Trust Supplement No. 2001-1A-1 between
                           Southwest and the Trustee relating to Pass Through
                           Certificates, Series 2001-1A-1.

Exhibit 4.4       -        Form of Pass Through Trust Certificate, Series
                           2001-1A-1 (included in Exhibit A to Exhibit 4.3).

Exhibit 4.5       -        Form of Trust Supplement No. 2001-1A-2 between
                           Southwest and the Trustee relating to Pass Through
                           Certificates, Series 2001-1A-2.

Exhibit 4.6       -        Form of Pass Through Trust Certificate, Series
                           2001-1A-2 (included in Exhibit A to Exhibit 4.5).

Exhibit 4.7       -        Form of Trust Supplement No. 2001-1B between
                           Southwest and the Trustee relating to Pass Through
                           Certificates, Series 2001-1B.

Exhibit 4.8       -        Form of Pass Through Trust Certificate, Series
                           2001-1B (included in Exhibit A to Exhibit 4.7).

Exhibit 4.9 *     -        Form of Trust Indenture and Mortgage (N700GS) between
                           Southwest and the Mortgagee relating to the Equipment
                           Notes with respect to one Boeing 737-7H4 Aircraft, Registration No. N700GS.

Exhibit 4.10*     -        Form of Trust Indenture Supplement No. 1 between
                           Southwest and the Mortgagee relating to the Equipment
                           Notes with respect to one Boeing 737-7H4 Aircraft, Registration No. N700GS (included in Exhibit A to
                           Exhibit 4.9).

Exhibit 4.11 *    -        Form of Equipment Notes with respect to Boeing
                           737-7H4 Aircraft, Registration No. N700GS (included in Section 2.01 of Exhibit 4.9).

Exhibit 4.12 *    -        Form of Participation Agreement among Southwest, the
                           Mortgagee, the Subordination Agent and the Trustee with respect to one Boeing 737-7H4 Aircraft, Registration No. N700GS.

Exhibit 4.13      -        Form of Intercreditor Agreement among Southwest, the
                           Trustee, the Class A-1 and Class A-2 Liquidity
                           Providers and the Subordination Agent.

Exhibit 4.14      -        Form of Revolving Credit Agreement (2001-1A-1)
                           between the Subordination Agent and the Class A-1
                           Liquidity Provider relating to Pass Through
                           Certificates, Series 2001-1A-1.

Exhibit 4.15      -        Form of Revolving Credit Agreement (2001-1A-2)
                           between the Subordination Agent and the Class A-2
                           Liquidity Provider relating to Pass Through
                           Certificates, Series 2001-1A-2.

         *The financing of each of the identified aircraft pursuant to Pass Through Certificates is documented separately. Pursuant to Instruction 2 to Item 601 of Regulation S-K, the Registrant has filed the form of the indicated documents for one of these aircraft only -- specifically, the aircraft with Registration No. N700GS. The documents for the other aircraft are identical except for the information identifying the aircraft in question and various information relating to the principal amounts, interest rates and payment schedules of the Equipment Notes relating to such aircraft and related Pass Through Certificates, which information is included in the final Prospectus Supplement filed with the Securities and Exchange Commission on October 18, 2001 relating to the Prospectus dated October 10, 2001 which is contained in Southwest's Registration Statement on Form S-3 (File No. 71392) as declared effective on October 15, 2001.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        SOUTHWEST AIRLINES CO.



October 26, 2001                        By: /s/ GARY C. KELLY
                                            ------------------------------------
                                            Gary C. Kelly
                                            Executive Vice President
                                            and Chief Financial Officer

                                  EXHIBIT INDEX



  EXHIBIT
  NUMBER                                         DESCRIPTION
  -------                                        -----------

Exhibit 1.3       -        Underwriting Agreement, dated October 18, 2001, among
                           Southwest and the Underwriters relating to the
                           issuance of Pass Through Certificates, Series 2001-1.

Exhibit 4.3       -        Form of Trust Supplement No. 2001-1A-1 between
                           Southwest and the Trustee relating to Pass Through
                           Certificates, Series 2001-1A-1.

Exhibit 4.4       -        Form of Pass Through Trust Certificate, Series
                           2001-1A-1 (included in Exhibit A to Exhibit 4.3).

Exhibit 4.5       -        Form of Trust Supplement No. 2001-1A-2 between
                           Southwest and the Trustee relating to Pass Through
                           Certificates, Series 2001-1A-2.

Exhibit 4.6       -        Form of Pass Through Trust Certificate, Series
                           2001-1A-2 (included in Exhibit A to Exhibit 4.5).

Exhibit 4.7       -        Form of Trust Supplement No. 2001-1B between
                           Southwest and the Trustee relating to Pass Through
                           Certificates, Series 2001-1B.

Exhibit 4.8       -        Form of Pass Through Trust Certificate, Series
                           2001-1B (included in Exhibit A to Exhibit 4.7).

Exhibit 4.9 *     -        Form of Trust Indenture and Mortgage (N700GS) between
                           Southwest and the Mortgagee relating to the Equipment
                           Notes with respect to one Boeing 737-7H4 Aircraft,
                           Registration No. N700GS.

Exhibit 4.10*     -        Form of Trust Indenture Supplement No. 1 between
                           Southwest and the Mortgagee relating to the Equipment
                           Notes with respect to one Boeing 737-7H4 Aircraft,
                           Registration No. N700GS (included in Exhibit A to
                           Exhibit 4.9).

Exhibit 4.11 *    -        Form of Equipment Notes with respect to Boeing
                           737-7H4 Aircraft, Registration No. N700GS (included
                           in Section 2.01 of Exhibit 4.9).

Exhibit 4.12 *    -        Form of Participation Agreement among Southwest, the
                           Mortgagee, the Subordination Agent and the Trustee
                           with respect to one Boeing 737-7H4 Aircraft,
                           Registration No. N700GS.

Exhibit 4.13      -        Form of Intercreditor Agreement among Southwest, the
                           Trustee, the Class A-1 and Class A-2 Liquidity
                           Providers and the Subordination Agent.

Exhibit 4.14      -        Form of Revolving Credit Agreement (2001-1A-1)
                           between the Subordination Agent and the Class A-1
                           Liquidity Provider relating to Pass Through
                           Certificates, Series 2001-1A-1.

Exhibit 4.15      -        Form of Revolving Credit Agreement (2001-1A-2)
                           between the Subordination Agent and the Class A-2
                           Liquidity Provider relating to Pass Through
                           Certificates, Series 2001-1A-2.

         *The financing of each of the identified aircraft pursuant to Pass Through Certificates is documented separately. Pursuant to Instruction 2 to Item 601 of Regulation S-K, the Registrant has filed the form of the indicated documents for one of these aircraft only -- specifically, the aircraft with Registration No. N700GS. The documents for the other aircraft are identical except for the information identifying the aircraft in question and various information relating to the principal amounts, interest rates and payment schedules of the Equipment Notes relating to such aircraft and related Pass Through Certificates, which information is included in the final Prospectus Supplement filed with the Securities and Exchange Commission on October 18, 2001 relating to the Prospectus dated October 10, 2001 which is contained in Southwest's Registration Statement on Form S-3 (File No. 333-71392).